COMPROMISE, SETTLEMENT AND  MUTUAL RELEASE AGREEMENT

     This Compromise, Settlement and Mutual Release Agreement ("Agreement") is made as of June 20, 2002 between REPUBLIC CREDIT CORPORATION I, ("Republic") of Denver, Colorado (Creditor), and Murdock Communications Corporation ("MCC") of Cedar Rapids, Iowa (Debtor) and Silent Woman, L.L.C. ("SW") of Cedar Rapids, Iowa. Republic, MCC, and SW shall collectively be referred to herein as "the Parties."

WHEREAS, during the period between January 1, 1998 and December 31, 1999 MCC made, executed, and delivered Promissory Notes to certain individuals
("Individuals"), as set forth in Exhibit "A" and as attached hereto, ("the Notes"); and

     WHEREAS, the Hartford-Carlisle Bank became insolvent and the assets of the Bank were assumed by or assigned to the Federal Deposit Insurance Corporation ("FDIC"); and

     WHEREAS, Republic then became the FDIC's assignee with respect to the underlying loans; and

WHEREAS, Republic is, and has been, actively pursuing payment of the Notes and on or about April 24, 2001, filed a Petition at Law, No. LACV 040002, in the Iowa District Court in and for Linn County demanding payment on certain of the Notes, said Petition attached hereto as Exhibit "B"; and

WHEREAS, on or about June 25, 2001, the Court entered a Default Judgment (the "Default Judgment") in favor of Republic on its claim as set forth in Exhibit "C"; and

WHEREAS, on December 19, 2001, MCC entered into a Definitive Merger Agreement (the "Merger Agreement") with Polar Molecular Corporation ("Polar"); and WHEREAS, one of the Merger Conditions is that MCC will eliminate its debt obligations under the Notes and obtain satisfaction of the outstanding Default Judgment; and

WHEREAS, SW is willing to provide partial consideration for the release and satisfaction of the Default Judgment, and MCC's full release from its obligations under the Notes; and

WHEREAS, Republic is willing to accept such consideration from SW and the remaining consideration required pursuant to this Agreement from MCC, in exchange for a Release and Satisfaction of the Default Judgment, and the release of any and all claims Republic may have against MCC related to the Notes; and

WHEREAS, MCC is likewise willing to tender consideration to Republic and release Republic from all claims MCC may have against Republic related to said Notes;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

                                   SECTION ONE
                        EXISTENCE OF NOTES AND JUDGMENTS

     The Parties acknowledge that Republic currently holds MCC Notes in the amounts set forth in Exhibit "A" hereto; that Republic has obtained a Default Judgment against MCC, as evidenced by the court order set forth in Exhibit "C" hereto.

                                   SECTION TWO
                    AGREEMENT FOR DIFFERENT TERMS OF PAYMENT

     The Parties agree that payment of the indebtedness on terms and provisions different from, and in substitution of, the terms and provisions for payment of the indebtedness contained in and represented by the Notes and the Default Judgment, is desirable and in the best interest of all of the Parties. The Parties agree that the provisions of this Agreement supersede and control any and all prior agreements between MCC and Republic, and that no other document or instruments shall supersede this Agreement between the Parties, except as hereafter may be otherwise agreed to by all of the Parties in writing.

                                  SECTION THREE
                    TERMS OF PAYMENT AND RELEASE OF JUDGMENT

     3.1. METHOD OF PAYMENT: Republic agrees to accept the following, in full satisfaction of the obligations under the Notes and the Default Judgment described in Section 1 above:

          (a) Upon execution of this Agreement by the Parties, MCC shall deliver to Republic Fifteen Thousand Dollars ($15,000) in cash, by wire transfer or guaranteed funds, which $15,000 shall be nonrefundable; and

          (b) At the Closing of the Merger, MCC shall deliver to Republic Four Hundred and Eighty-four Thousand and Nine Hundred Dollars ($484,900) in cash or electronic funds transfer; and

          (c) Prior to the Closing of the Merger, SW shall deliver to Republic One Hundred Dollars ($100) in cash or electronic funds transfer.

     3.2. RELEASE AND SATISFACTION OF JUDGMENT; RETURN OF NOTES: At the Closing of the Merger, Republic shall provide to MCC a Release and Satisfaction of the Default Judgment set forth in Exhibit "C"; and each of the original Notes in its possession and which are enumerated in Exhibit "A".

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
                                  SECTION FOUR
                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

     4.1. MCC hereby represents and warrants to Republic that MCC is a corporation duly organized, validly existing and in good standing under the laws of Iowa, has all requisite power to own, lease and operate its assets, properties, business, and to carry on its business as conducted; is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of its business or the locations of its properties requires such qualification or licensing. MCC has all requisite power, authority and approvals required to enter into, execute and deliver this Agreement and to perform fully the obligations required hereunder.

     4.2. MCC hereby represents and warrants to Republic that MCC has taken all actions necessary to authorize it to enter into and perform fully its obligations under this Agreement, and as of the closing of the Merger, this Agreement and any related documents will be the legal, valid and binding obligations of MCC in accordance with its terms, and neither the execution nor the delivery by MCC of this Agreement nor the consummation of the transactions contemplated under this Agreement will violate any provisions of the Articles of Incorporation or the Bylaws of MCC or any other covenants or agreements currently binding MCC.

     4.3. MCC represents that it has made full disclosure of any and all information that might materially impact directly or indirectly the substance or intent of this transaction and has furnished all information necessary to Republic.

     4.4. Republic hereby represents and warrants to MCC that Republic is a corporation duly organized, validly existing and in good standing under the laws of Colorado, and that it has all requisite power, authority and approvals required to enter into, execute and deliver this Agreement and to perform fully the obligations required hereunder and has taken all actions necessary to authorize it to enter into and perform fully its obligations under this Agreement.

     4.5. Republic represents and warrants that, as of the Closing of the Merger, that it is not aware of the existence of any notes other than the Notes made by MCC that Republic has any right or interest in; and that it has not sold, assigned, or transferred any right or interest it has, or may have, in any of the Notes or in the Default Judgment to any other person or entity; and that, barring any breach of this Agreement by MCC, Republic shall not bring any legal cause of action against MCC with respect to any Note. Republic's representation herein does not include any legal cause of action that Republic may have against any individuals in connection with any of the Notes.

     4.6. SW hereby represents and warrants to Republic that SW is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, has all requisite power to own, lease and operate its assets, properties, business, and to carry on its business as conducted; is duly qualified or licensed to do business as a limited liability company and is in good standing in every jurisdiction in which the nature of its business or the locations of its properties requires such qualification or licensing. SW has all requisite power, authority and approvals required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder.

                                  SECTION FIVE
                       MUTUAL RELEASE AND INDEMNIFICATION

     5.1. SATISFACTION AND RELEASE: Upon fulfillment of the obligations of each of MCC, SW, and Republic, as set forth in Section Three of this Agreement, the Parties are hereby, each by the other, released, together with their respective parent companies, subsidiaries, affiliates, officers, directors, employees, agents, assigns and predecessors or successors in interest, from any and all indebtedness, claims, causes of action or demands of any nature which any of the Parties to this Agreement has, or may have had, with respect to or relating to the Notes and Default Judgment from the beginning of time until the Closing of the Merger and the obligations of MCC to Republic, as described in Section One and set forth in Exhibits "A" and "C" attached hereto, shall forever be cancelled and discharged, and MCC shall be fully released from the obligations described in Section One above. For the purposes of this Agreement, Republic's predecessors include the Federal Deposit Insurance Corporation, Hartford-Carlisle Savings Bank and their agents and assigns.

     5.2. In return for the consideration, warranties and representations given by Republic, MCC agrees to indemnify, defend if requested, and to keep harmless Republic, from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs and expenses, including court costs and reasonable legal fees, of whatever kind imposed on, incurred by or asserted against Republic in any way arising from the representations or warranties, made by MCC herein, whether set forth in Section Four of this Agreement or elsewhere.

                                   SECTION SIX
              RELEASE FROM PERFORMANCE; NULLIFICATION OF AGREEMENT

     In the event that the Merger does not close, for any reason, the Parties hereto shall be released from any and all requirements of performance hereunder and this Agreement shall be null, void and of no further force or effect.

                                  SECTION SEVEN
                                  MISCELLANEOUS

     7.1. CLOSING. For purposes of this Agreement, "Closing of the Merger" shall refer to that time set forth in Article II, Section 2.01 of the Merger Agreement between MCC and Polar unless otherwise agreed in writing by the parties thereto. Notwithstanding the prior sentence, the Parties agree that if the merger is not closed prior to midnight December 31, 2002, this Agreement is null and void, except that the Fifteen Thousand Dollars ($15,000) paid to Republic pursuant to Section 3.1(a), and any expenses paid to Republic pursuant to Section 7.3 of this Agreement shall not be refundable to MCC.

     7.2. AMENDMENT. Subject to applicable law, this Agreement may only be amended or supplemented by mutual agreement in writing by the parties.

     7.3. EXPENSES. At the time of execution of this agreement, and at Closing of the Merger, MCC shall pay Republic and reimburse Republic for its attorney fees, and other fees and expenses, in connection with the negotiation, preparation, review, and completion of the Agreement and for expenses related in any manner to the negotiation, preparation, review, or completion of any documents relating to the Agreement between the parties, as well as any fees incurred by Republic in connection with the foreclosure on the Notes listed in Exhibit "A". MCC shall pay to Republic any additional legal or other professional fees, expenses and costs incurred by Republic in connection with its suit(s) against MCC on the Notes, whether or not the transactions contemplated hereby are consummated. MCC is to make payment on these invoices at the time they are submitted by Republic or its counsel. Failure by MCC to make payments hereunder of any of the expenses incurred by Republic, as set forth in this paragraph, shall cause this Agreement to be null and void, and of no further consequence, except that the payments made pursuant hereto by MCC to the point that this Agreement is nullified shall remain the absolute property of Republic and be nonrefundable. Upon nullification of the agreement, Republic may pursue any claims it may have against MCC.

     7.4. EXPRESS LIMITATION OF CERTAIN LIABILITY AND RELIANCE. It is understood and expressly agreed by the Parties that, except for the obligations undertaken by SW as set forth herein, SW has no legal duty or obligation of any kind or nature to Republic and that SW is a party hereto for the sole purpose of inducing Republic to join in this Agreement. SW's liability and obligation to Republic pursuant to this Agreement is expressly limited to the payment of the specifically designated consideration set forth in Paragraph 3.1(b).

     7.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. This Agreement does not create, and shall not be construed as creating, any rights or claims enforceable by any third person or entity not a party to this Agreement.

     7.6. GOVERNING LAW. The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the law of the State of Iowa. The Parties have agreed that personal jurisdiction and venue shall be solely in the state and federal district courts located in Cedar Rapids, Linn County, Iowa.

     7.7. COUNTERPARTS. This Agreement maybe executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.8. ENTIRE AGREEMENT. The parties intend that the terms of this Agreement shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement.

     7.9. SEVERABILITY. If any provision of this Agreement, or the application thereof to any Person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other Persons, places, and circumstances shall remain in full force and effect.

     7.10. ADDITIONAL DOCUMENTS. Each of the Parties agree, without further consideration, to execute and deliver such other documents and take such further action as may be reasonably required to effectuate the provisions of this Agreement.

     7.11. EXHIBITS. All Exhibits attached hereto shall be deemed to be a part of this Agreement and are fully incorporated in this Agreement by this reference.

     7.12. SURVIVAL. All representations warranties, and agreements contained in this Agreement or made pursuant to the transactions contemplated by this Agreement, whether set forth in Section Four or elsewhere, shall survive the closing of the Merger and performance pursuant to this Agreement.

     7.13. BINDING AGREEMENT. The terms, provisions, covenants and conditions contained in this Agreement shall apply to and inure to the benefit of and be binding upon the parties and their respective successors and assigns.

In  Witness  Whereof,  the  Parties  have  executed  this  Agreement.

REPUBLIC  CREDIT  CORPORATION  I

BY:
   ---------------------------------     ----------------------
                                                Date
MURDOCK  COMMUNICATIONS  CORPORATION

BY:
   ---------------------------------     ----------------------
    Principal Accounting Officer                Date


BY:
   ---------------------------------     ----------------------
      Attorney  For  MCC                        Date

SILENT  WOMAN,  L.L.C.

BY:
   ---------------------------------     ----------------------
      James  Arenson,  Member                    Date

               RECEIPT  FOR  PAYMENT  DISCHARGING  CLAIM  IN  FULL
              ACCEPTANCE BY CREDITOR OF PAYMENT IN A DIFFERENT FORM

     Received of Murdock Communications Corporation ("MCC"), of P.O. Box 412, Marion, Linn County, Iowa, and Silent Woman, L.L.C. ("SW"), of Cedar Rapids, Linn County, Iowa, consideration constituting full payment to Republic for the Default Judgment on the Notes and the Notes as set forth on Exhibit "A" hereto, as follows:

(1) Fifteen Thousand Dollars ($15,000) in cash or electronic funds transfer from MCC at the time of execution of Compromise, Settlement Agreement and Mutual Release; and

(2) One Hundred Dollars ($100) in cash or electronic funds transfer from SW at the Closing of the Merger; and

(3) Four Hundred and Eighty-four Thousand Nine Hundred Dollars ($484,900) in cash or electronic funds transfer from MCC at the Closing of the Merger; and

     Such payment to Republic constitutes full and complete satisfaction of any and all debts due Republic from MCC with respect to Republic's legal interest in the Notes and the Default Judgment which it has obtained. Republic acknowledges that SW is a third-party to the indebtedness Republic sought to collect from MCC and that SW has no legal duty or obligation to pay or agree to pay any amount of consideration to Republic to effectuate the satisfaction of any indebtedness that is, or may be, owed to Republic by MCC. This instrument is intended as a receipt of consideration received by Republic in full discharge of any and all amounts due to Republic from MCC related to the Notes and the Default Judgment.

Dated
     --------------------------------

REPUBLIC  CREDIT  CORPORATION  I

BY:__________________________________
   Its_______________________________

     STATE  OF  ________________,     ___________________  COUNTY,  ss:

     On this day of______________________ , 2002, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ____________________________, to me personally known, who being by me duly sworn, did say that he is the President: of Republic Credit Corporation I; that this Receipt and Acceptance was signed on behalf of the Republic Credit Corporation I by authority of its Board of Directors; and that ___________________________, as officer, acknowledged the execution of the foregoing instrument to be the voluntary act and deed of the corporation, by it and by him voluntarily executed.

__________________________________
Notary  Public  in  and  for
State  of  _______________________

                   LIST OF EXHIBITS TO ACCORD AND SATISFACTION

     EXHIBIT          DESCRIPTIONS

1. EXHIBIT "A": Listing of MCC promissory Notes representing MCC's obligations to certain individuals, which is the subject of the attached Agreement.

2.   EXHIBIT  "B":  Republic's  Petition  at  Law,  No.  LACV  040002.

3.   EXHIBIT  "C":  Default  Judgment  in  favor of Republic in No. LACV 040002.

4.   EXHIBIT  "D":  Definitive Merger Agreement between MCC and Polar Molecular.